                                                                    Exhibit 99.8


                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2006-7


     This Reconstituted Servicing Agreement, dated as of December 27, 2006 (this "Agreement"), is by and among AURORA LOAN SERVICES LLC. ("Aurora" or the "Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee") and LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as servicing rights owner (the "Servicing Rights Owner").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to a Flow Servicing Agreement, dated as of November 1, 2006 (the "Servicing Agreement"), among Aurora, as servicer, the Servicing Rights Owner, Luminent Mortgage Capital, Inc., the Seller and Mercury Mortgage Finance Statutory Trust, as Purchasers, a copy of which is annexed hereto as Exhibit Three;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 12.11 of the Servicing Agreement ("Assignment by Purchaser") provides that, subject to certain conditions set forth therein, the Purchaser may assign the Servicing Agreement with respect to some or all of the Mortgage Loans, and without limiting the foregoing, the Servicer has agreed in
Article IX ("Whole  Loan  Transfers  and  Securitization  Transactions")  and in
Section 12.13 of the Servicing Agreement ("Further Agreements") to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any Whole Loan Transfers or Securitization Transactions contemplated by the Seller pursuant to the Servicing Agreement;

     WHEREAS, the Seller and Servicer agree that (a) the transfer of the Serviced Loans from the Seller to the Depositor and from the Depositor to the Trustee pursuant to the Pooling Agreement constitutes a Securitization Transaction and a Public Securitization Transaction and (b) this Agreement shall constitute a Reconstitution Agreement (each as defined in the Servicing Agreement) in connection with such Securitization Transaction and Public

Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under the Servicing Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein, and that the provisions of the Servicing Agreement (including any provisions therein modified by this Agreement), are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 5.01 to the Servicing Agreement ("Remittances"), the remittance on January 18, 2007 to be made to the Luminent Mortgage Trust 2006-7 Trust (the "Trust Fund") is to include all principal and interest collections due after December 1, 2006 (the "Trust Cut-off Date"), and for the Due Period immediately preceding January 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 5.01 to the Servicing Agreement (as modified by this Agreement).

                                   ARTICLE IV

                                  SERVICING FEE

     The Servicing Fee Rate for the Serviced Loans shall be equal to 0.25% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer or as otherwise provided in the Servicing Agreement.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Trust Fund as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the this Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Servicing Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Section 2.02 ("Custodial Agreement; Delivery of Documents") of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and, in the case of the Master Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust Fund for performance of any obligations of the Purchaser under this Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans that have not otherwise been modified under this Agreement shall be deemed to refer to the Trust Fund. No party to the Servicing Agreement shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or which would materially and adversely affect the interests of the certificateholders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement as provided in Section 10.01 ("Events of Default") of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as Purchaser under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     (d) Notwithstanding anything in this Agreement to the contrary, it is understood that the Servicer shall not be obligated to defend, indemnify or hold harmless the Master Servicer, the Securities Administrator, the Trust Fund, the Seller, the Trustee or the Depositor against any losses, damages, penalties, fines, forfeitures, judgments or any related costs including, without limitation, legal fees and costs, arising out of or resulting from (i) actions or omissions of the Servicer which were taken or omitted upon the instruction or direction (whether actual or constructive) of the Master Servicer or another designee of the Trust Fund designee's or (ii) the failure of the Master Servicer, the Trust Fund or any other designee of the Trust Fund to perform the obligations of the "Purchaser" under the Servicing Agreement.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and the Servicer mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     The Servicer hereby represents and warrants for the benefit of the Depositor, the Trustee and the Trust Fund, that the representations and warranties set forth in Section 3.01 ("Servicer Representations and Warranties") of the Servicing Agreement are true and correct as of December 27, 2006 (the "Reconstitution Date"), as if such representations and warranties were made on such date.

                                  ARTICLE VIII

                                   ASSIGNMENT

     The Servicer hereby acknowledges that the rights of the Seller as Purchaser under the Servicing Agreement are hereby assigned to the Depositor, and such rights are being assigned by the Depositor to the Trustee on behalf of the Trust Fund as of the Reconstitution Date. In addition, the Trust Fund has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                   [RESERVED]



                                   ARTICLE X

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

                       Wells Fargo Bank, N.A.
                       P.O. Box 98
                       Columbia, Maryland 21046
                       Attention: Corporate Trust Group, Luminent 2006-7 (or in the case of overnight deliveries, 9062 Old Annapolis Road
                       Columbia, Maryland 21045)
                       Telephone: (410) 884-2000
                       Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the Purchaser under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                       Wells Fargo Bank, N.A.
                       ABA#: 121-000-248
                       Account Name: SAS CLEARING
                       Account Number: 3970771416
                       For further credit to: Luminent 2006-7, Account #50974400

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

                       HSBC Bank USA, National Association
                       452 Fifth Avenue
                       New York, New York 10018
                       Attention: Trustee Luminent Mortgage Trust 2006-7

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

                       Lares Asset Securitization, Inc.
                       101 California St., 13th Floor
                       San Francisco, California 94111
                       Attention:  Christopher Zyda
                       Telephone:  (415) 217-4500
                       Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                       Aurora Loan Services LLC
                       10350 Park Meadows Drive
                       Littleton, Colorado, 80124
                       Attention:  Jim Greene, Luminent 2006-7
                       Telephone:  (720) 945-4849
                       Facsimile:  (720) 945-5735

                       with a copy to:

                       Aurora Loan Services LLC
                       601 Fifth Avenue
                       P.O. Box 1706
                       Scottsbluff, Nebraska 69361
                       Attention: Manager, Loan Administration (Luminent 2006-7)
                       Tel:  (308) 220-2000
                       Fax:  (308) 632-4287


                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that this Agreement shall not be amended without the consent of the Servicer and the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that December 27, 2006 is the Reconstitution Date.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     IN WITNESS WHEREOF, the Servicer, the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                             AURORA LOAN SERVICES LLC, as Servicer

                             By: /s/ James L. Greene
                                 -------------------
                             Name:  James L. Greene
                             Title: Assistant Vice President


                             MAIA MORTGAGE FINANCE STATUTORY
                             TRUST, as Seller

                             By: /s/ Christopher J. Zyda
                                 -----------------------
                             Name   Christopher J. Zyda
                             Title: Trustee & President


                             LARES ASSET SECURITIZATION, INC., as
                             Depositor

                             By: /s/ S. Trezevant Moore
                                 ----------------------
                             Name:  S. Trezevant Moore
                             Title: President


                             WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                             By:  /s/ Amy Doyle
                                  -------------
                             Name:  Amy Doyle
                             Title: Vice President
Agreed to and Acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2006-7 under the Pooling
Agreement

By:     /s/ Elena Zheng
        ---------------
Name:   Elena Zheng
Title:  Assistant Vice President


                           Signature Page (1 of 2) to
           Aurora Reconstituted Servicing Agreement - Luminent 2006-7

LEHMAN CAPITAL, A DIVISION OF LEHMAN
BROTHERS HOLDINGS INC., as Servicing Rights
Owner


By:     /s/ Barrett S. DiPaolo
        ----------------------
Name:   Barrett S. DiPaolo
Title:  Vice President




































                           Signature Page (2 of 2) to
           Aurora Reconstituted Servicing Agreement - Luminent 2006-7

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement
                    ----------------------------------------

     The Servicer and Seller hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

     (a) The definition of "Business Day" in Article I is hereby deleted in its entirety and replaced with the following:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Colorado, the State of Maryland, the State of Minnesota, the State of Nebraska or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) A new definition of Custodial Agreement is hereby added to Article I as follows

          Custodial Agreement: The Custodial Agreement, dated as of December 1, 2006, by and between the Trustee and the Custodian, as amended or modified from time to time.

     (c) A new definition of Custodian is hereby added to Article I as follows:

          Custodian: Wells Fargo Bank, N.A., or its successor in interest or assigns in its capacity as custodian under the Custodial Agreement.

     (d) The definition of "Insurance Proceeds" in Article I is hereby amended by adding the language ", including any PMI Policy and any LPMI Policy," after the text "insurance proceeds".

     (e) A new definition of LPMI Policy is hereby added to Article I as follows:

          LPMI Policy: Any PMI Policy with respect to a Mortgage Loan, the premiums of which are paid by someone other than the Mortgagor from its own funds, without reimbursement.

     (f) The definitions of "Master Servicer" in Article I and in Exhibit H are deleted in their entirety and replaced with the following:

          Master Servicer: Wells Fargo Bank, N.A. and its successors and assigns in its capacity as master servicer pursuant to that certain pooling agreement, dated as of December 1, 2006, among Maia Mortgage Finance Statutory Trust, as seller, Lares Asset Securitization, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

     (g) The definition of "Opinion of Counsel" in Article I is hereby deleted in its entirety and replaced with the following:


                                  Exhibit One-1

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of any such entity and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     (h) The definition of Prepayment Premium in Article I is hereby amended to read as follows:

     Prepayment Premium: Payments received on a Mortgage Loan as a result of a Principal Prepayment hereon, not otherwise due thereon in respect of principal or interest, which shall be retained by the Servicer.

     (i) The first  sentence of paragraph (a) of Section 4.01  ("Servicer to Act
as  Servicer")  is  hereby  amended  as  follows:   by  deleting  the  text  "as
applicable".

     (j) Section 4.02 ("Liquidation of Mortgage Loans") is hereby amended by inserting the text " and LPMI Policy" immediately following "PMI Policy".

     (k) The first sentence of Section 4.04 ("Establishment of and Deposits to Custodial Account") is hereby amended as follows: by deleting the text following the word "titled" in the first sentence of the first paragraph and adding in lieu thereof "Aurora Loan Services LLC, in trust for the Trustee of Luminent Mortgage Trust 2006-7".

     (l) The first sentence of the fourth paragraph of Section 4.04 ("Establishment of and Deposits to Custodial Account") is hereby amended as follows: by inserting the text "in the name of the Purchaser" immediately following "Permitted Investments".

     (m) The first sentence of Section 4.06 ("Establishment of and Deposits to Escrow Accounts") is hereby amended by deleting the text following the word "titled" in the first sentence of the first paragraph and inserting in lieu thereof the text "Aurora Loan Services LLC, in trust for the Trustee of Luminent Mortgage Trust 2006-7".

     (n) A new paragraph is inserted immediately following the second paragraph of Section 4.08 ("Payment of Taxes, Insurance and Other Charges") as follows:

          Serviced Loans with an LTV =>74.1% and =<80% as noted on the schedule attached as Exhibit Four of the Reconstitution Agreement will be covered by a Master Lender-Paid LPMI Policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under

                                  Exhibit One-2
     such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05 (as if such funds related to a PMI Policy).

     (o) [Reserved]

     (p) Article V ("Payments to Purchaser") is hereby amended by replacing each reference to "Purchaser" with "Master Servicer".

     (q) Section 7.03 ("Cooperation with Third-party Service Providers") is hereby amended by inserting the text "engaged after the Closing Date of a securitization" immediately following "such third-party service providers".

     (r) The first paragraph of Section 8.01 ("Indemnification; Third Party Claims") is hereby amended by inserting " and the Master Servicer" immediately following each reference to "Purchaser".

     (s) The first sentence of Section 8.03 ("Limitation on Liability of Servicer and Others") is hereby amended by deleting the text "Breach" and replacing such text with the following: "breach of the Servicer's representations and warranties made under this Agreement that materially and adversely affect the interests of the Trustee."

     (t) Section 8.04 ("Limitation on Resignation and Assignment by Servicer") is hereby amended by replacing each reference to "Purchaser" with "Master Servicer".

     (u) Section 10.01 ("Events of Default") is hereby amended by:

          (i) replacing each reference to "Purchaser" or "Purchasers" with "the Master Servicer";

          (ii) adding a new sentence at the end thereof to read as follows: "The Master Servicer shall provide notice to the Servicing Rights Owner when it gives any notice to the Servicer pursuant to this Section 10.01, Section
     10.2 or Section 11.01."

          (iii) by deleting the text "failure by the Servicer duly to observe or perform its obligations pursuant to Exhibit H as set forth therein" in paragraph (ii);

          (iv) by deleting the sentence "If the Servicer obtains knowledge of an Event of Default, the Servicer shall promptly notify the Purchasers."

     (v) Section 10.02 ("Waiver of Defaults") is hereby amended by replacing the reference to "the Purchasers" with "the Master Servicer".

     (w) Section 11.01 ("Termination") is hereby amended by replacing each reference to "Purchaser" or "Purchasers" with "Master Servicer".

                                  Exhibit One-3

     (x) The second paragraph of Section 11.01 ("Termination") is hereby deleted in its entirety and replaced with the following:

          "Upon the termination of the Servicer pursuant to Section 10.01 ("Events of Default"), the Servicing Rights Owner shall be entitled, for a period of 30 days following such termination, to select a successor servicer, subject to the reasonable consent of the Master Servicer, which shall not unreasonably withheld, conditioned or delayed; provided, until such successor servicer is fully vested as servicer in accordance with
     Section 12.02 ("Successor to Servicer"), the Servicing Rights Owner shall be responsible for any and all financial obligations of the Servicer to the Purchaser under this Agreement (including, without limitation, the obligations to make Monthly Advances). If a successor servicer shall not have been appointed within 30 days following the termination date as provided above, all rights of the Servicing Rights Owner under this Agreement to terminate the Servicer and appoint a successor servicer shall terminate and cease. If the Servicing Rights Owner elects not to select a successor servicer, it shall provide notice of such election to the Master Servicer, and the Master Servicer shall not be responsible for any and all financial obligations of the Servicer (including, without limitation, the obligations to make Monthly Advances) to the Purchaser in respect of the Servicing Rights Owner's election not to select a successor servicer until such notice is received.

          Unless the rights of the Servicing Rights Owner have terminated and ceased pursuant to the preceding paragraph, the Servicing Rights Owner shall have the right to terminate the Servicer's rights and obligations as servicer under this Agreement upon 60 days notice and upon appointment of a successor servicer, subject to the consent of the Master Servicer, which consent shall not be unreasonably withheld, conditioned or delayed. With respect to a termination pursuant to the previous sentence, the Servicer shall not be entitled to a termination fee."

     (y) Section 11.02 ("Termination Without Cause") is hereby deleted in its entirety.

     (z) Section 12.01 ("Successor to Servicer") is hereby amended as follows:

          (i) the text "pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to Section 11.02" is deleted and replaced with "pursuant to Sections 8.04,
     10.01 or 11.01(ii)"

          (ii) the text "Unless the Servicer is terminated pursuant to Section 11.02," in the fourth paragraph is deleted and the word "the" immediately following this deleted text is deleted and replace with "The".

     (aa) Section 12.01 ("Successor to Servicer") is hereby amended as follows:

          (i) with the exception of the second paragraph, by replacing each reference to the "Purchaser" with "the Master Servicer"; and

          (ii) by replacing each reference to the "Purchaser" in the second paragraph with "the Master Servicer and the Trustee.

                                  Exhibit One-4

          (iii) The reference to "Sections 8.04, 10.01, 11.01(ii) or pursuant to
     Section 11.02" in the first paragraph is deleted and replaced with "Sections 8.04, 10.01, or 11.01(ii)".

     (bb) The text of Section 12.02 ("Amendment") is hereby amended to read as follows:

          This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer, Maia Mortgage Finance
     Statutory Trust, the Trustee and the Servicing Rights Owner. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the certificateholders in the Serviced Loans.

     (cc) The text of the second paragraph of Section 2.01 ("Intent of the Parties; Reasonableness") of Exhibit H is hereby amended by inserting the text "(where request is expressly required)" immediately following "other performance" in the first sentence of the paragraph and immediately following "comply with requests" in the second sentence of the paragraph.

     (dd) Paragraph (b) of Section 2.03 ("Information to Be Provided by the Servicer") of Exhibit H is hereby deleted in its entirety and replaced with the following:

          For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide commercially reasonable notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material legal proceedings pending against the Servicer or any Subservicer (or known to be contemplated by governmental authorities against such parties), (B) any affiliations (of a type described in Item 1119 of Regulation AB) that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of any applicable Reconstitution Agreement, (D) [reserved], and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under any applicable Reconstitution Agreement and
     (ii) provide to the Purchaser and any Depositor a description of such proceedings or affiliations.

     (ee) [Reserved]

     (ff) The text of Section 2.05  ("Report on  Assessment  of  Compliance  and
Attestation")   of  Exhibit  H  is  hereby  amended  as  follows:

          (i) the text "and deliver" in paragraph (a)(3) is deleted and replaced with ", to deliver".

                                  Exhibit One-5

          (ii) the reference to "(a)(iv)" is hereby deleted and replaced with "(b)".

     (gg) The text of paragraph (a) under Section 2.06 ("Use of Subservicers and Subcontractors") of Exhibit H is hereby amended as follows:

          (i) the reference to "Sections 2.02, 2.03( c), (e), (f) and (g)" is deleted and replaced with "Sections 2.02, 2.03( c), (d) and (e)".

          (ii) the reference to "such Subservicer under Section 2.03(d)" is hereby deleted and replaced with "such Subservicer under Section 2.03(b)".

     (hh) [Reserved]

     (ii) The text of Section 2.08 ("Third Party Beneficiary") of Exhibit H is hereby deleted in its entirety and replaced as follows:

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth in this Article II with respect to the Serviced Loans under a related Reconstitution Agreement, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Exhibit H to the extent of such provisions. In connection therewith, the Trustee, Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Exhibit H as if each were a party to this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of such Reconstitution Agreement.

     (jj) Exhibit B of Exhibit H is hereby amended by replacing "[the Servicer] [Name of Subservicer]" in the introductory paragraph with "the Servicer".

     (kk) Exhibit E ("Monthly Remittance Advice") is hereby amended by inserting Exhibit Five hereto ("Supplemental Reg AB Reporting") immediately after the row entitled "Investor Number" on page E-9 of Exhibit E to the Agreement.


                                  Exhibit One-6

                                   EXHIBIT TWO

                             List of Serviced Loans
                             ----------------------

 (To be retained in a separate closing binder entitled "Luminent 2006-7 Mortgage
      Loan Schedule" at the Washington DC office of Hunton & Williams LLP)







































                                  Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement
                               -------------------

  (As retained on file with the Washington DC office of Hunton & Williams LLP)








































                                  Exhibit Three-1

                                  EXHIBIT FOUR


       Master Lender-Paid Private Mortgage Insurance Policy Mortgage Loans
       -------------------------------------------------------------------

  (As retained on file with the Washington DC office of Hunton & Williams LLP)






































                                  Exhibit Four-1

                                  EXHIBIT FIVE


                          Supplemental Reg AB Reporting
                          -----------------------------


Supplemental
REG AB File

----------------------------------------------------------------------------------------------------------------------------------
Column Name             Description                                                  Decimal   Format Comment
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to each loan by the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the Servicer.  This
                        may be different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group of loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE             The standard FNMA numeric code used to indicate the                    Action Code Key:  60=PIF,
                        default/delinquent status of a particular loan.                        63=Substitution, 65=Repurchase
----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                The effective Date of the Modification for the loan.                   MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                The Modification Type.                                                 Key to be Determined, we are
                                                                                               currently considering the following
                                                                                               items: L = Loss Mitigation, S =
                                                                                               Soldiers & Sailors Relief Act, M =
                                                                                               Maturity Date Extension
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_         The prepayment penalty amount for the loan due to the           2      No commas(,) or dollar signs ($)
WAIVED                  trustee, but waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------